Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pinchas Althaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Dominion Minerals Corp. on Form 10-KSB for the fiscal year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Dominion Minerals Corp.

/s/ Pinchas Althaus

Pinchas Althaus

Chief Executive Officer and President

April 15, 2008